[CAUSEWAY LOGO OMITTED]

                                    CAUSEWAY

                                  INTERNATIONAL

                                   VALUE FUND




                                  ANNUAL REPORT
                               SEPTEMBER 30, 2002

--------------------------------------------------------------------------------
                         CAUSEWAY CAPITAL MANAGEMENT LLC
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

[GRAPHIC OMITTED]


TABLE OF CONTENTS



Letter to Shareholders                              2

Statement of Net Assets                             6

Statement of Operations                            12

Statement of Changes in Net Assets                 13

Financial Highlights                               14

Notes to Financial Statements                      15

Report of Independent Accountants                  21

Notice to Shareholders                             22

Trustee and Officer Information                    23

LETTER TO SHAREHOLDERS


We are pleased to present the first annual report of the Causeway International Value Fund, which covers the fiscal year ended September 30, 2002. From its inception on October 26, 2001 through fiscal year-end, the Fund's Institutional Class had a total return of -11.72% and Investor Class had a total return of -11.95%. During the same period, the Fund outperformed its benchmark, the MSCI EAFE Index(r), which returned -19.38%. The Fund ended the fiscal year with $200.4 million in net assets.

The Fund continues to adhere closely to its value style of investing, looking for companies that the investment adviser believes are undervalued by the markets. Most of the Fund's outperformance occurred during the first half of the fiscal year. Amid volatile markets, cyclical stocks performed best during this time, and industrials, banking and selective technology stocks generated the most consistent returns. During this period, the Fund benefited from investments in some stocks that had previously been off-limits to our value investment style. These included several European telecommunications stocks, temporary employment stocks, certain regional Asian airlines and well-capitalized information technology sector stocks.

While the Fund continued to have positive performance and exceeded EAFE Index returns in April and May 2002, global markets began taking a beating in June and the Fund's holdings were not immune. In this volatile period for equities globally, all hopes of a rapid economic recovery post-September 11 were dashed by mid-year. Equity investors embraced despair as they liquidated securities and ran for the exits. By the end of September 2002, global equities succumbed to significant selling pressure. This was especially the case for those companies considered sensitive to the business cycle. We are in the worst global bear market in over 40 years. The U.S. and European stock markets have broken records set in the brutal market downturn of 1972-75. The European markets, in aggregate, have incurred tremendous damage, falling to levels 50% below their 2000 highs. The Dow Jones Euro Stoxx Index returned a negative 23% in the period from Fund inception to September 30, 2002. The Stoxx Index lost 15% in September alone. In comparison, the Japanese market performed considerably better than Europe in the same period, only shedding 12% of its value. Nonetheless, the Japanese market has reached a 19-year low with the drag of an ever-worsening banking system risk and bureaucratic paralysis.

This most recent decline in global investor confidence comes from renewed fears about corporate profitability and anemic economic growth in the developed countries in 2003. Although we have difficulty making a compelling case for the under valuation of most developed Asian equity markets, the situation is very different in Europe. The last time that

________________________________________________________________________________
2

European markets traded at such low price/earnings ratios was in the early 1990's. Currently, the earnings yield (the ratio of earnings to price) for the European markets exceeds the region's long-term bond yield by the widest margin in the past 30 years.

By late summer, the economic winds had shifted to a potential double dip recession in the U.S. and in Europe. Investors sought refuge in defensive industries like food, consumer products and energy, that are generally less sensitive to economic fluctuations and to declining corporate capital expenditures than their cyclical peers. From our perspective, most defensive stocks have become all the more overvalued compared to the cyclicals. Our decision to reduce the Fund's weightings in defensives while other investors rushed in contributed to our underperformance in the second half of the Fund's fiscal year.

Contrary to the bullish mentality of the late 90's, investors have allowed stock prices in many foreign markets to reflect an indefinite economic downturn. We believe that share prices already discount the specter of double dip recession in the G-7 countries. Clearly, war in the Middle East or another U.S.-based terrorist attack could derail the much-anticipated economic recovery. However, we believe that global equity markets have already anticipated economic stagnation and a hostile U.S. policy towards Iraq. In response to the opportunities presented by seemingly indiscriminate selling in many foreign markets, we added more cyclical stocks in the Fund during the quarter ended September 30. We also added to those stocks with a high degree of sensitivity to fluctuations in securities markets, such as the financials. In order to fund these purchases, we reduced positions, principally in Asia and in Canada, that we believe offer considerably less upside potential over the next several years.

The ferocity of the global bear market, the worst since the 1930's, has brought an unprecedented number of many of the world's highest quality companies into our value screens. Those paying secure, above market dividend yields give us the greatest amount of comfort in the stability of their returns. Examples of some of the most hard hit, yet extremely undervalued holdings in the Fund include the following: media companies such as Reuters Group and United Business Media; electronics/technology-related companies such as Phillips Electronics and ASM Lithography; and European insurers such as AXA and Zurich Financial Services. Reuters is one of the world's largest providers of financial information. In a duopoly with Bloomberg, Reuters is well positioned to participate at the first sign of financial markets recovery. In addition, Reuters offers the security of above average financial strength and consistent cash flow generation. The stock trades at an historically low valuation of its expected future earnings and dividends.

________________________________________________________________________________

Although we cannot predict timing, we are certain that the global business cycle will improve. We believe the slightest hint of that improvement will be reflected very rapidly in share prices and in the overall health of financial markets worldwide.




/s/Harry W. Hartford       /s/Sarah H. Ketterer          /s/James A. Doyle
Harry W. Hartford          Sarah H. Ketterer             James A. Doyle

Portfolio Manager          Portfolio Manager             Portfolio Manager



October 2002


THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICES FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICES FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGER'S VIEWS AS OF THE DATE SHOWN. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.




________________________________________________________________________________
4

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]


         Causeway International         Causeway International         MSCI
     Value Fund, Institutional Class  Value Fund, Investor Class    EAFE Index

10/31/01        10,000                         10,000                 10,000
9/30/02          8,900                          8,966                  8,236


---------------------------------------
                            Cumulative
                           Inception to
                               Date
---------------------------------------
Institutional Class          (11.72)%
---------------------------------------
Investor Class               (11.95)%
---------------------------------------




________________________________________________________________________________

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2002

CAUSEWAY INTERNATIONAL VALUE FUND                                 NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCK
AUSTRALIA -- 1.7%
         QBE Insurance Group                                               878,356                     $   3,417
                                                                                                       ---------
CANADA -- 1.3%
         Manulife Financial                                                121,637                         2,567
                                                                                                       ---------
FRANCE -- 6.9%
         Aventis                                                            71,265                         3,733
         AXA                                                               281,151                         2,759
         BNP Paribas                                                        79,460                         2,590
         Societe BIC                                                        55,386                         1,834
         Vinci                                                              49,346                         2,989
                                                                                                       ---------
                                                                                                          13,905
                                                                                                       ---------
GERMANY -- 2.9%
         Bayerische Hypo-und Vereinsbank                                   150,155                         1,981
         DePfa Bank                                                         56,040                         2,769
         Fresenius Medical Care                                             43,301                           950
                                                                                                       ---------
                                                                                                           5,700
                                                                                                       ---------
HONG KONG -- 9.3%
         ASM Pacific Technology                                          1,179,500                         2,026
         Cathay Pacific Airways                                          1,337,000                         1,809
         Giordano International                                          4,500,000                         1,760
         Henderson Land Development                                        893,648                         2,635
         Huaneng Power International                                     5,342,000                         4,178
         PetroChina                                                     12,284,000                         2,488
         SCMP Group                                                      1,081,324                           468
         Shandong International Power Development                       14,700,000                         3,336
                                                                                                       ---------
                                                                                                          18,700
                                                                                                       ---------



                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
6                                              CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2002

CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                     NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------------------------
IRELAND -- 1.3%
         Greencore Group                                                   960,420                     $   2,544
                                                                                                       ---------
JAPAN -- 12.5%
         Canon                                                              96,000                         3,138
         Konica                                                            462,900                         3,015
         Namco                                                             201,700                         3,612
         Nintendo                                                           60,300                         7,024
         Promise                                                            79,600                         3,066
         Sanyo Shinpan Finance                                             100,400                         2,029
         Takefuji                                                           56,900                         3,216
                                                                                                       ---------
                                                                                                          25,100
                                                                                                       ---------
NETHERLANDS -- 9.1%
         ABN Amro Holding                                                  225,804                         2,473
         Akzo Nobel                                                         80,481                         2,593
         ASML Holding*                                                     305,386                         1,877
         Hagemeyer                                                         254,413                         1,926
         ING Groep                                                         192,741                         2,669
         Koninklijke Philips Electronics                                   294,497                         4,278
         Vedior                                                            408,309                         2,381
                                                                                                       ---------
                                                                                                          18,197
                                                                                                       ---------
NEW ZEALAND -- 1.0%
         Telecom Corporation of New Zealand                                904,729                         2,088
                                                                                                       ---------
NORWAY -- 2.2%
         Telenor                                                         1,450,271                         4,423
                                                                                                       ---------
PORTUGAL -- 2.1%
         Electricidade de Portugal                                       1,468,536                         2,192
         Portugal Telecom SGPS                                             450,877                         2,027
                                                                                                       ---------
                                                                                                           4,219
                                                                                                       ---------

                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
                                               CAUSEWAY INTERNATIONAL VALUE FUND                                  7

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2002

CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                     NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE -- 1.8%
         Creative Technology                                               340,917                    $    2,129
         United Overseas Bank                                              226,629                         1,518
                                                                                                       ---------
                                                                                                           3,647
                                                                                                       ---------
SPAIN -- 4.7%
         Banco Santander Central Hispano                                   479,934                         2,452
         Repsol                                                            273,230                         3,238
         Telefonica*                                                       484,584                         3,611
                                                                                                       ---------
                                                                                                           9,301
                                                                                                       ---------
SWITZERLAND -- 8.5%
         Centerpulse*                                                       21,178                         3,191
         Credit Suisse Group*                                              128,603                         2,523
         Geberit*                                                           10,462                         2,855
         Novartis                                                           84,894                         3,357
         SIG Holding                                                        21,169                         2,299
         Zurich Financial Services                                          30,174                         2,816
                                                                                                       ---------
                                                                                                          17,041
                                                                                                       ---------
UNITED KINGDOM -- 27.9%
         Arriva                                                            654,313                         3,241
         Aviva                                                             515,822                         2,900
         BAE Systems                                                       839,798                         2,536
         British Airways*                                                1,550,239                         2,340
         British American Tobacco                                          217,285                         2,218
         BT Group                                                        1,118,016                         2,892
         Cadbury Schweppes                                                 619,987                         4,144
         Chubb                                                             848,737                         1,455
         Diageo                                                            276,794                         3,434
         Hanson                                                            371,373                         1,845
         Hays                                                            1,637,049                         2,948
         Kingfisher                                                      1,031,875                         3,343


                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
8                                               CAUSEWAY INTERNATIONAL VALUE FUND                                  7

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2002

CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                     NUMBER OF SHARES                   VALUE (000)
---------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
         Lloyds TSB Group                                                  375,551                    $    2,773
         Reed Elsevier                                                     196,668                         1,690
         Reuters Group                                                     842,872                         2,996
         Royal Bank of Scotland Group                                      151,252                         2,854
         SABMiller                                                         560,416                         3,843
         Spirent                                                         2,423,270                         1,372
         United Business Media                                             704,043                         2,380
         Vodafone Group                                                  1,877,085                         2,406
         Wolseley                                                          296,276                         2,355
                                                                                                       ---------
                                                                                                          55,965
                                                                                                       ---------
TOTAL FOREIGN COMMON STOCK
         (COST $226,765)-- 93.2%                                                                         186,814
                                                                                                       ---------

FOREIGN PREFERRED STOCK
GERMANY -- 0.7%
         Fresenius Medical Care                                             83,611                         1,347

TOTAL FOREIGN PREFERRED STOCK
         (COST $3,403)-- 0.7%                                                                              1,347
                                                                                                       ---------

CASH EQUIVALENT
         Bank of New York Cash Management Program                       18,977,453                        18,977
TOTAL CASH EQUIVALENT
         (COST $18,977) -- 9.5%                                                                           18,977
                                                                                                       ---------

TOTAL INVESTMENTS
         (COST $249,145) -- 103.4%                                                                       207,138
                                                                                                       ---------

OTHER ASSETS & LIABILITIES, NET
         Payable due to Investment Adviser                                                                  (67)
         Payable due to Administrator                                                                       (24)
         Payable due to Shareholder Servicing Agent                                                         (26)
         Other Assets & Liabilities                                                                      (6,670)
                                                                                                       ---------
TOTAL OTHER ASSETS & LIABILITIES, NET -- (3.4)%                                                          (6,787)
                                                                                                       ---------



                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
                                                CAUSEWAY INTERNATIONAL VALUE FUND                                 9

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2002

CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                                                        VALUE (000)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Fund Shares of Institutional Class
        (unlimited authorization -- no par value)
        based on 8,033,797 outstanding shares of beneficial interest                                 $    84,682
   Fund Shares of Investor Class
        (unlimited authorization -- no par value)
        based on 14,713,490 outstanding shares of beneficial interest                                    155,705
   Undistributed net investment income                                                                     1,666
   Accumulated net realized gain on investments                                                              298
   Net unrealized depreciation on investments                                                           (42,007)
   Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities
        denominated in foreign currencies                                                                      7
                                                                                                     -----------

        TOTAL NET ASSETS -- 100.0%                                                                   $   200,351
                                                                                                     ===========
   NET ASSET VALUE (BASED ON NET ASSETS OF $70,883),
        OFFERING AND REDEMPTION PRICE PER SHARE -- INSTITUTIONAL CLASS                               $      8.82
                                                                                                     ===========
   NET ASSET VALUE (BASED ON NET ASSETS OF $129,468),
        OFFERING AND REDEMPTION PRICE PER SHARE -- INVESTOR CLASS                                    $      8.80
                                                                                                     ===========
* Non-income producing security
 Country determined by registration, location of headquarters or primary listing.

                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
10                                               CAUSEWAY INTERNATIONAL VALUE FUND


STATEMENT OF NET ASSETS
AS OF SEPTEMBER 30, 2002, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

CAUSEWAY INTERNATIONAL VALUE FUND (CONCLUDED)                   MARKET VALUE (000)                % OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
FOREIGN COMMON STOCK
Banks                                                                     $21,933                            10.9%
Telecommunications                                                         18,819                             9.4
Insurance                                                                  17,129                             8.5
Food, Beverage & Tobacco                                                   12,339                             6.2
Medical                                                                    11,231                             5.6
Electric                                                                    9,705                             4.8
Finance                                                                     8,311                             4.1
Building & Construction                                                     7,690                             3.8
Toys                                                                        7,024                             3.5
Petroleum & Fuel Products                                                   5,726                             2.9
Electronics                                                                 5,733                             2.9
Office Equipment                                                            4,972                             2.5
Retail                                                                      5,103                             2.5
Publishing                                                                  4,538                             2.3
Machinery                                                                   4,325                             2.2
Airlines                                                                    4,149                             2.1
Distribution/Wholesale                                                      4,281                             2.1
Brewery                                                                     3,843                             1.9
Entertainment                                                               3,612                             1.8
Transportation                                                              3,241                             1.6
Photographic Supplies & Equipment                                           3,015                             1.5
Multimedia                                                                  2,996                             1.5
Diversified Operations                                                      2,948                             1.5
Aerospace/Defense                                                           2,536                             1.3
Real Estate                                                                 2,635                             1.3
Chemicals                                                                   2,593                             1.3
Human Resources                                                             2,381                             1.2
Computers                                                                   2,129                             1.1
Semiconductor Equipment                                                     1,877                             0.9
                                                                         --------                      ----------
TOTAL FOREIGN COMMON STOCK                                                186,814                            93.2
TOTAL FOREIGN PREFERRED STOCK                                               1,347                             0.7
TOTAL CASH EQUIVALENT                                                      18,977                             9.5
                                                                         --------                      ----------
TOTAL INVESTMENTS                                                         207,138                           103.4

OTHER ASSETS AND LIABILITIES, NET                                          (6,787)                           (3.4)
                                                                         --------                      ----------
TOTAL NET ASSETS                                                         $200,351                           100.0%
                                                                         ========                      ==========


                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
                                                 CAUSEWAY INTERNATIONAL VALUE FUND                               11

STATEMENT OF OPERATIONS (000)

                                                                                                           CAUSEWAY
                                                                                                      INTERNATIONAL
                                                                                                         VALUE FUND
                                                                                                   ----------------
                                                                                                    10/26/01 (1) to
                                                                                                            9/30/02
                                                                                                   ----------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $333)                                                 $  2,778
   Interest Income                                                                                               36
                                                                                                           --------
   Total Investment Income                                                                                    2,814
                                                                                                           --------
EXPENSES:
   Investment Advisory Fees                                                                                     825
   Administration Fees                                                                                          194
   Shareholder Servicing Fees - Investor Class                                                                  155
   Custodian Fees                                                                                               160
   Transfer Agent Fees                                                                                           73
   Professional Fees                                                                                             55
   Director Fees                                                                                                 33
   Registration Fees                                                                                             28
   Printing Fees                                                                                                 17
   Organizational Fees                                                                                          137
   Other Fees                                                                                                     7
                                                                                                           --------
   Total Expenses                                                                                             1,684
                                                                                                           --------
   Less:
     Waiver of Investment Advisory Fees                                                                        (446)
     Directed Brokerage (2)                                                                                     (15)
                                                                                                           --------
   Net Expenses                                                                                               1,223
                                                                                                           --------
   NET INVESTMENT INCOME                                                                                      1,591
                                                                                                           --------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                                 298
   Net Realized Loss from Foreign Currency Transactions                                                         (38)
   Net Change in Unrealized Depreciation on Investments                                                     (42,007)
   Net Change in Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and Translation
     of Other Assets and Liabilities Denominated in Foreign Currency                                              7
                                                                                                           --------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                        (41,740)
                                                                                                           --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(40,149)
                                                                                                           ========
(1) Commencement of operations
(2) See Note 3 in the Notes to Financial Statements.


                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
12                                           CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                          CAUSEWAY
                                                                                                     INTERNATIONAL
                                                                                                         VALUE FUND

                                                                                                    ---------------
                                                                                                    10/26/01 (1) to
                                                                                                            9/30/02
                                                                                                    ---------------
OPERATIONS:
   Net Investment Income                                                                                $     1,591
   Net Realized Gain from Security Transactions                                                                 298
   Net Realized Loss from Foreign Currency Transactions                                                         (38)
   Net Change in Unrealized Depreciation on Investments                                                     (42,007)
   Net Change in Unrealized Appreciation on Forward Foreign Currency
     Contracts, Foreign Currency, and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                                                                  7
                                                                                                         ----------
   Net Decrease in Net Assets Resulting from Operations                                                     (40,149)
                                                                                                         ----------
DISTRIBUTION TO SHAREHOLDERS:
   Net Investment Income:
     INSTITUTIONAL CLASS                                                                                        (13)
     INVESTOR CLASS                                                                                             (11)
                                                                                                         ----------
   Total Distributions to Shareholders                                                                          (24)
                                                                                                         ----------
CAPITAL SHARE TRANSACTIONS(2):
   INSTITUTIONAL CLASS:
   Proceeds from Shares Sold (3)                                                                            101,838
   Reinvestment of Dividends                                                                                     12
   Payments for Shares Redeemed                                                                             (17,228)
   Redemption Fee                                                                                                 8
                                                                                                         ----------
   Increase in Net Assets Derived from Institutional Class Transactions                                      84,630
                                                                                                         ----------
   INVESTOR CLASS:
   Proceeds from Shares Sold (3)                                                                            223,396
   Reinvestment of Dividends                                                                                     11
   Payments for Shares Redeemed                                                                             (67,615)
   Redemption Fee                                                                                                 2
                                                                                                         ----------
   Increase in Net Assets Derived from Investor Class Transactions                                          155,794
                                                                                                         ----------
   Net Increase in Net Assets Derived from Capital Share Transactions                                       240,424
                                                                                                         ----------
   Total Increase in Net Assets                                                                             200,251

NET ASSETS:
     Beginning of Period                                                                                        100
                                                                                                         ----------
     End of Period                                                                                         $200,351
                                                                                                         ==========

(1) Commencement of operations
(2) See Note 9 in the Notes to Financial Statements.
(3) Includes subscriptions as a result of in-kind transfer of securities (see Note 8 in the Notes to Financial Statements).

                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
                                                 CAUSEWAY INTERNATIONAL VALUE FUND                               13

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------




                                          Net Realized
               Net Asset                           and     Distributions
                   Value          Net       Unrealized          from Net      Net Asset                     Net Assets
               Beginning   Investment           Losses        Investment     Value, End         Total    End of Period
               of Period       Income    on Securities            Income      of Period       Return+            (000)
------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
INSTITUTIONAL CLASS
 2002(1)          $10.00        $0.09          $(1.26)           $(0.01)         $ 8.82       (11.72)%        $ 70,883
INVESTOR CLASS
 2002(1)          $10.00        $0.07          $(1.26)           $(0.01)         $ 8.80       (11.95)%        $129,468


----------------------------------------------------------------------------------------------------------
                                                                            Ratio of Net
                                                                Ratio of      Investment
                Ratio of                                        Expenses          Income
                Expenses                                      to Average      to Average
              to Average                  Ratio of Net        Net Assets      Net Assets
              Net Assets      Ratio of      Investment        (Excluding      (Excluding
              (Excluding      Expenses          Income       Waivers and     Waivers and    Portfolio
                Directed    to Average      to Average          Directed        Directed     Turnover
            Brokerage)++ Net Assets+++      Net Assets        Brokerage)      Brokerage)        Rate+
----------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
INSTITUTIONAL CLASS
 2002(1)           1.05%         1.03%           1.70%             1.52%           1.21%       46.76%
INVESTOR CLASS
 2002(1)           1.29%         1.27%           1.44%             1.69%           1.02%       46.76%

(1) Commenced operations on October 26, 2001. All ratios for the period have been annualized.
 +  Returns and portfolio turnover are for the period indicated and have not been annualized.
++  See Note 3 in the Notes to Financial Statements.
+++ Expense ratio effected by directed brokerage (see Note 3 in the Notes to Financial Statements).



                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------
14                                    CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was established as a Delaware business trust on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

SECURITY VALUATION - Investments in equity securities that are traded on a national securities exchange (or reported on The Nasdaq Stock Market) are stated at the last quoted sale price, if readily available, for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued at the last quoted sale price before the Fund is valued. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

Securities listed on a foreign exchange may trade on weekends or other days when the Fund does not calculate its net asset value. As a result, the market value of these fund investments may change on days when investors cannot buy and sell shares of the Fund.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date the security is purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

NET ASSET VALUE PER SHARE - The value of an individual share of a class in the Fund is computed by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.




--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       15

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of September 30, 2002, the following forward foreign currency contracts were outstanding:


                  Contracts                  Unrealized
Maturity         to Deliver/       In       Appreciation
Date               Receive    Exchange For (Depreciation)
----------------------------------------------------------
Foreign Currency Purchases:
10/01/02    AU      148,692      $81,037       $(238)
10/01/02    CD       94,135       59,806        (460)
10/01/02 -
10/02/02    CF      796,097      530,580       9,806
10/01/02 -
10/03/02    EU    5,791,907    5,681,779      42,030
10/03/02    HD      348,935       44,736           2
10/01/02    JP  112,903,832      921,175       6,243
10/01/02    NK      792,852      105,764       1,222
10/01/02    ND      101,613       47,870        (214)
10/01/02    SD      150,536       84,400         299
10/01/02 -
10/02/02    UK    2,512,489    3,912,277      38,863
----------------------------------------------------------
                                             $97,553
----------------------------------------------------------

Foreign Currency Sales:
10/01/02    CD      817,315     $518,667      $3,401
------------------------------------------------------
                                            $100,954
------------------------------------------------------

CURRENCY LEGEND
AU  Australian Dollars        JP  Japanese Yen
CD  Canadian Dollars          NK  Norwegian Krona
CF  Swiss Francs              ND  New Zealand Dollars
EU  Euro                      SD  Singapore Dollars
HD  Hong Kong Dollars         UK  British Pound Sterling

EXPENSES - Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.


--------------------------------------------------------------------------------
16                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



DISTRIBUTIONS - Distributions from net investment income are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

OTHER - The Fund imposes a redemption fee of 2% on the value of any capital shares redeemed by shareholders less than 90 days after purchase.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND
   DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Investment Adviser"). Under the Advisory Agreement, the Investment Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Investment Adviser contractually agreed to waive its fee for the fiscal year ended September 30, 2002 and, to the extent necessary, reimburse the Fund in order to keep total annual operating expenses from exceeding 1.05% and 1.30% of the Institutional Class and Investor Class average daily net assets, respectively.

The Trust and SEI Investments Global Funds Services (formerly, SEI Investments Mutual Funds Services) (the "Administrator") have entered into an Administration Agreement dated September 20, 2001. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Fund as follows: 0.15% up to $250 million; 0.125% from $250 million to $500 million; 0.10% from $500 million to $1 billion; and 0.07% in excess of $1 billion. The Fund pays the Administrator a minimum annual fee of $165,000 for all portfolios and classes in existence and $80,000 for any portfolio created after the agreement date. In addition, the minimum annual fee will be increased to $20,000 for each new class added after the agreement date.

The Fund has adopted a Shareholder Service Plan and Agreement (the "Plan") for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to shareholders of the Fund.
For the fiscal year ended September 30, 2002, the Fund paid 0.24% of average daily net assets under the Plan.

--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     17

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have enteredinto a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

Directed brokerage credits are used to pay for Fund expenses. These payments benefit shareholders by increasing the Fund's total return. Because the Adviser has a binding expense cap commitment to the Fund, directed brokerage credits may not be used to increase the management fee received by the Adviser. Accordingly, the Adviser's management fee waiver is calculated using expenses gross of directed brokerage credits. The credits are then applied after the Adviser's full management fee waiver.

Certain Trustees and officers of the Fund are also officers of the Administrator and/or Distributor or are members and officers of the Investment Adviser. These Trustees and officers of the Fund receive no fees for serving as Trustees or officers of the Fund.

4. ORGANIZATION COSTS

Certain costs associated with the organization of the Trust and the Fund have been paid by the Fund's Investment Adviser. The Fund will not be required to reimburse the Investment Adviser for such organization costs. These costs, including initial registration costs, were deferred and were charged to expenses during the Fund's first twelve months of operation.


5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended September 30, 2002 for the Fund were as follows:

    U.S. Government      Other Investment
      Securities            Securities
      Purchases    Sales    Purchases    Sales
        (000)      (000)      (000)      (000)
-------------------------------------------------
         $--        $--     $278,418    $48,548
-------------------------------------------------

6. RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

-------------------------------------------------------------------------------
18                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales. In addition, the Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts (000):

   Undistributed       Accumulated
  Net Investment      Net Realized       Paid In
      Income              Gain           Capital
------------------------------------------------------
        $99                $38            (137)
------------------------------------------------------
The tax character of dividends and distributions paid to shareholders during the period ended September 30, 2002 was all ordinary income.

As of September 30, 2002, the components of distributable income (accumulated losses) on a tax basis were as follows (000):

Undistributed                  Other         Total
  Ordinary     Unrealized    Temporary    Accumulated
   Income     Depreciation  Differences     Losses
------------------------------------------------------
   $2,825       ($42,760)      (101)       ($40,036)
------------------------------------------------------
At September 30, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund at September 30, 2002 were as follows:

                                              Net
  Federal    Appreciated    Depreciated   Unrealized
 Tax Cost    Securities     Securities   Depreciation
   (000)        (000)          (000)         (000)
------------------------------------------------------
$249,905       $1,609        $(44,376)    $(42,767)
------------------------------------------------------




--------------------------------------------------------------------------------
19                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


8. IN-KIND TRANSFERS OF SECURITIES

During the year ended September 30, 2002, the Fund issued shares of beneficial interest in exchange for portfolio assets. The securities were transferred at their current value on the date of transaction.

                                Shares
                                Issued       Value
------------------------------------------------------

Institutional Class: 10/29/01    488,507   $4,855,067
Investor Class:      11/14/01  1,611,912   16,377,029
------------------------------------------------------

9. CAPITAL SHARES ISSUED AND REDEEMED (000)

   INSTITUTIONAL CLASS:
   Shares Sold                                9,659
   Shares Issued in Reinvestment
     of Dividends                                 1
   Shares Redeemed                           (1,636)
                                          ---------
   Increase in Shares Outstanding
     Derived from Institutional
     Class Transactions                       8,024
                                          ---------
   INVESTOR CLASS:
   Shares Sold                               21,080
   Shares Issued in Reinvestment
     of Dividends                                 1
   Shares Redeemed                           (6,368)
                                          ---------
   Increase in Shares Outstanding
     Derived from Investor
     Class Transactions                      14,713
                                          ---------
   Increase in Shares Outstanding
     from Capital Share Transactions         22,737
                                          =========




--------------------------------------------------------------------------------
20                       CAUSEWAY INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Causeway International Value Fund

In our opinion, the accompanying statement of net assets of the Causeway International Value Fund (the "Fund") and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at September 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
Los Angeles, California
November 8, 2002




--------------------------------------------------------------------------------
                         CAUSEWAY INTERNATIONAL VALUE FUND                    21

NOTICE TO SHAREHOLDERS (UNAUDITED)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2003. Please consult your tax adviser for proper treatment of this information.

For the fiscal period ended September 30, 2002, the Fund is designating the following items with regard to distributions paid during the year:

            (A)               (B)                (C)              (D)                (E)               (F)
         Long Term         Ordinary
       Capital Gains        Income           Tax Exempt          Total                               Foreign
       Distributions     Distributions      Distributions    Distributions       Qualifying            Tax
        (Tax Basis)       (Tax Basis)        (Tax Basis)      (Tax Basis)       Dividends (1)        Credit
       -------------     -------------      -------------    -------------     --------------      -----------
           0.00%            100.00%             0.00%           100.00%             0.00%            93.38%

Foreign taxes accrued during the fiscal year ended September 30, 2002 amounted to $332,686 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ended December 31, 2002. In addition, for the year ended September 30, 2002, gross income derived from sources within foreign countries amounted to $2,770,476 for the Fund.

(1) Qualifying Dividends represent dividends which qualify for the corporate dividends received deduction.
Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund. Item (F) is based on a percentage of ordinary income distributions of the Fund.




--------------------------------------------------------------------------------
22                       CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members."


---------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                          NUMBER OF
                                      OFFICE                                          PORTFOLIOS
                                        AND                PRINCIPAL                   IN TRUST            OTHER
     NAME           POSITION(S)      LENGTH OF           OCCUPATION(S)                  COMPLEX        DIRECTORSHIPS
   ADDRESS,        HELD WITH THE       TIME               DURING PAST                 OVERSEEN BY        HELD BY
     AGE(1)          COMPANY         SERVED(2)            FIVE YEARS                BOARD MEMBER(3)    BOARD MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS(5)
----------------
Gracie V.           Trustee &       Since 8/01       Chief Operating Officer and            1              None
Fermelia            Assistant                        Member of the Investment Adviser
Age: 41             Secretary                        (since 2001); Business Manager,
                                                     International Department,
                                                     Merrill Lynch Investment
                                                     Managers, L.P. ("MLIM"),
                                                     Los Angeles (1998 - 2001);
                                                     Vice President and
                                                     Compliance Officer, MLIM
                                                     (1996 - 1998).
INDEPENDENT
BOARD MEMBERS
-------------

John A. G. Gavin    Trustee         Since 9/01       Partner and Managing Director,         1              None
Age: 71                                              Hicks, Muse, Tate & Furst (Latin
                                                     America) (private equity
                                                     investment firm) (1994 - 2001);
                                                     Chairman, Gamma Holdings
                                                     (investment holding company)
                                                     (since 1968); U.S. Ambassador to
                                                     Mexico (1981 - 1986); Director/
                                                     Trustee, Apex Mortgage Capital, Inc.,
                                                     International Wire Co., Krause's
                                                     Furniture, Inc., TCW Galileo
                                                     Funds, Hotchkis and Wiley Funds
                                                     and Cloxson, S.A.

Lisa Mazzocco       Trustee         Since 9/01       Principal Investment Officer, Los      1              None
Age: 42                                              Angeles County Employees
                                                     Retirement Association
                                                     (since 1992); Senior
                                                     Analyst, Security Pacific
                                                     State Trust Company (1990
                                                     to 1992); Analyst, Wilshire
                                                     Associates (1986 to 1990).

Eric H. Sussman     Trustee         Since 9/01       Tenured Lecturer, Anderson             1              None
Age: 36                                              Graduate School of Management,
                                                     University of California,
                                                     Los Angeles (since 1995);
                                                     President, Amber Capital,
                                                     Inc. (real estate
                                                     investment and financial
                                                     planning firm) (since
                                                     1993); Audit Manager, Price
                                                     Waterhouse (1988 - 1992).

---------------------------------------------------------------------------------------------------------------------------
                                           CAUSEWAY INTERNATIONAL VALUE FUND                                             23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                           NUMBER OF
                                      OFFICE                                           PORTFOLIOS
                                        AND                 PRINCIPAL                   IN TRUST          OTHER
     NAME           POSITION(S)      LENGTH OF            OCCUPATION(S)                  COMPLEX       DIRECTORSHIPS
   ADDRESS,        HELD WITH THE       TIME                DURING PAST                 OVERSEEN BY        HELD BY
DATE OF BIRTH(1)      COMPANY         SERVED(2)            FIVE YEARS                 BOARD MEMBER(3)   BOARD MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------
Turner Swan         President and   Since 8/01       General Counsel and Member of the     N/A             N/A
11111 Santa         Secretary                        Investment Adviser (since 2001);
Monica Blvd.,                                        Attorney, MLIM (1997 - 2001);
Suite 1550,                                          Attorney, Sheppard, Mullin, Richter
Los Angeles, CA                                      & Hampton LLP (1995 - 1997).
90025
Age: 40

Peter Golden        Treasurer       Since 9/01       Funds Accounting Director of          N/A             N/A
530 East                                             the Administrator (since 2001);
Swedesford Road                                      Vice President, Funds
Wayne, PA 19087                                      Administration, J.P. Morgan
Age: 38                                              Chase & Co., (2000 - 2001);
                                                     Vice President, Fund & Pension
                                                     Accounting, Chase Manhattan
                                                     Bank (1997 - 2000).

John C. Munch       Vice President  Since 07/02      Vice President and Assistant           N/A            N/A
One Freedom         and Assistant                    Secretary of the Administrator and
Valley Drive        Secretary                        Distributor since November 2001.
Oaks, PA 19456                                       Prior to 2001, Associate at Howard,
Age: 31                                              Rice, Nemerovski, Canady, Falk &
                                                     Rabkin (1998-2001). Associate at
                                                     Seward & Kissel (1996-1998).

Todd Cipperman      Vice President  Since 9/01       Vice President and General Counsel     N/A            N/A
One Freedom         and Assistant                    of the Administrator and Distributor
Valley Drive        Secretary                        since January 2000. Vice President
Oaks, PA 19456                                       and Assistant Secretary of the
Age: 36                                              Administrator and Distributor since
                                                     1995. From 1994 to May 1995,
                                                     associate with Dewey Ballantine.
                                                     Prior to 1994, associate with
                                                     Winston & Strawn.

Lydia A. Gavalis    Vice President  Since 9/01       Vice President and Assistant           N/A            N/A
One Freedom         and Assistant                    Secretary of the Administrator and
Valley Drive        Secretary                        Distributor since 1998. Prior to
Oaks, PA 19456                                       1998, Assistant General Counsel
Age: 38                                              and Director of Arbitration,
                                                     Philadelphia Stock Exchange.



---------------------------------------------------------------------------------------------------------------------------
24                                          CAUSEWAY INTERNATIONAL VALUE FUND


TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
(CONCLUDED)


---------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                           NUMBER OF
                                        OFFICE                                           PORTFOLIOS
                                          AND                  PRINCIPAL                  IN TRUST            OTHER
     NAME             POSITION(S)      LENGTH OF             OCCUPATION(S)                 COMPLEX        DIRECTORSHIPS
   ADDRESS,          HELD WITH THE       TIME                 DURING PAST                OVERSEEN BY         HELD BY
DATE OF BIRTH(1)        COMPANY         SERVED(2)             FIVE YEARS                BOARD MEMBER(3)   BOARD MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto      Vice President   Since 9/01      Vice President and Assistant           N/A             N/A
One Freedom           and Assistant                    Secretary of the Administrator and
Valley Drive          Secretary                        Distributor since December 1999.
Oaks, PA 19456                                         Associate at Dechert, Price &
Age: 34                                                Rhoads (1997-1999). Associate at
                                                       Richter, Miller & Finn (1993-1997).

Christine McCullough  Vice President   Since 9/01      Vice President and Assistant           N/A             N/A
One Freedom           and Assistant                    Secretary of the Administrator and
Valley Drive          Secretary                        Distributor since November 1999.
Oaks, PA 19456                                         Associate at White and Williams
Age: 42                                                LLP (1991-1999). Associate at
                                                       Montgomery, McCracken, Walker
                                                       & Rhoads (1990-1991).

Sherry Kajdan         Vice President   Since 9/01      Vice President and Assistant           N/A             N/A
Vetterlein            and Assistant                    Secretary of the Administrator and
One Freedom           Secretary                        Distributor (since January 2001);
Valley Drive                                           Shareholder/Partner, Buchanan
Oaks, PA 19456                                         Ingersoll Professional Corporation
Age: 40                                                (1992-2000).

William E.            Vice President   Since 9/01      Vice President and Assistant           N/A             N/A
Zitelli, Jr.          and Assistant                    Secretary of the Administrator and
One Freedom           Secretary                        Distributor since September 2000.
Valley Drive                                           From 1998 to 2000, Vice President,
Oaks, PA 19456                                         Merrill Lynch & Co. Asset
Age: 34                                                Management Group. From 1997 to
                                                       1998, Associate, Pepper Hamilton
                                                       LLP. Prior to 1997, Associate,
                                                       Reboul, MacMurray, Hewitt,
                                                       Maynard & Kristol.

---------------------
1 Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive,
  Oaks, PA 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Trust's by-laws.
3 The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2002, the Trust Complex consisted of one investment company.
4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934
  (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Ms. Fermelia is considered to be an "interested" person of the Trust as  defined in Section 2(a)(19) of the 1940 Act.



---------------------------------------------------------------------------------------------------------------------------
                                            CAUSEWAY INTERNATIONAL VALUE FUND                                            25


                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------








INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1550
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online
at www.causewayfunds.com

This material must be preceded or accompanied
by a current prospectus.
--------------------------------------------------------------------------------
                                                                 CCM-AR-001-0100
--------------------------------------------------------------------------------

                       CAUSEWAY INTERNATIONAL VALUE FUND